                                                                    Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)
         I, Michael P. Moran, the President and Chief Executive Officer of
Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:
         1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and
         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003
                                      BY: /S/ MICHAEL P. MORAN
                                      ----------------------------------
                                      MICHAEL P. MORAN
                                      DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                      OFFICER, AND SECRETARY